Exhibit 99.2

INVESTOR PRESENTATION Third Quarter 2025 MyBank.com

2 Forward looking statements This presentation contains forward - looking statements as defined by the Private Securities Litigation Reform Act of 1995 . Forward - looking statements do not represent historical facts, but are statements about management's beliefs, plans and objectives about the future, as well as its assumptions and judgments concerning such beliefs, plans and objectives . These statements are evidenced by terms such as "anticipate," "estimate," "should," "expect," "believe," "intend," and similar expressions . Although these statements reflect management's good faith beliefs and projections, they are not guarantees of future performance and they may not prove true . The beliefs, plans and objectives on which forward - looking statements are based involve risks and uncertainties that could cause actual results to differ materially from those addressed in the forward - looking statements . For a discussion of these risks and uncertainties, see the section of the periodic reports that First United Corporation files with the Securities and Exchange Commission entitled "Risk Factors . Whether actual results will conform to expectations and predictions is subject to known and unknown risks and uncertainties . Actual results could be materially different from management’s expectations . This presentation should be read in conjunction with our Annual Report on Form 10 - K , for the year ended December 31 , 2024 , including the sections of the report entitled “Risk Factors”, as well as the reports and other documents that we subsequently file with the Securities and Exchange Commission (“SEC”), which are available on the SEC’s website at www . sec . gov or at our website at www . mybank . com . Except as required by law, we do not intend to publish updates or revisions of any forward - looking statements we make to reflect new information, future events or otherwise .

Table of Contents I. II. III. Corporate Overview Financial Performance Appendices Pg. 4 Pg. 10 Pg. 32

Our Mission To enrich the lives of our associates, customers, communities and shareholders through uncommon commitment to service and customized financial solutions. Corporate Overview Founded: 1900 Headquarters: Oakland, MD Locations: 23 branches Business Lines: ▪ Commercial & Retail Banking ▪ Trust Services ▪ Wealth Management Ticker: FUNC (Nasdaq) Website: www.MyBank.com Overview West Virginia Maryland • Pittsburgh, PA • Washington, DC • Columbus, OH • Baltimore, MD • Richmond, VA Morgantown, WV භ • Harrisburg, PA Winchester, VA භ Star denotes Oakland, Maryland Headquarters 4

East Region Central Region West Region $591,932 $449,269 $329,887 Loans (000s) $516,888 $765,622 $135,998 Deposits (000s) 5% 47% 2% Deposit Market Share (1) (at June 30, 2025) 11 9 3 Branches Note: Out of market loans representing $127 million and $50 million in brokered CDs are not reflected in this table (1) Source: FDIC Market Share Data, most current. Deposit market share for each region includes the following counties: West : Monongalia, WV Central: Garrett, MD; Allegany, MD; Mineral, WV East: Washington, MD; Frederick, MD; Berkeley, WV Core Markets 5

6 Core Strengths ▪ Diversified revenue stream driven by trust and brokerage fee income supplements margin Diversified Revenue Stream ▪ Stable legacy markets produce steady low - cost funding ▪ Technology and business relationships drive growth Core Deposit Franchise ▪ Diverse and experienced Board with skills to oversee risks, strategic initiatives and governance best practices ▪ Ongoing Board and management succession strategy Engaged & Diverse Leadership ▪ Supporting local causes with financial education, consultation and robust products and services ▪ Knowledgeable associates committed to helping clients & the communities we serve Culture of Engagement ▪ Well - established operational infrastructure will support future growth ▪ Expense management focus, hybrid work environment and technology drive cost savings Expense Structure ▪ Strong underwriting guidelines and risk management framework ▪ Focus on risk mitigation, loan concentration management and information security Robust Enterprise Risk Management ▪ Innovative, dynamic approach to attract and retain clients through customized solutions ▪ Investment in FinTech funds provides early exposure to new technology Forward - Thinking Approach ▪ Regulatory capital ratios significantly above regulatory requirements ▪ Significant access to liquidity sources Financial Strength

Total Shareholder Return* 7 *As of September 30, 2025 5 - Year 3 - Year 1 - Year % 271.6% 147.6% 26.9 First United % 122.0% 29.6% 17.6 S&P US Small Cap Banks % 92.2% 29.6% 15.0 2025 Proxy Peers

Risk Management, Monitoring & Mitigation Underlies all Strategic Priorities ▪ Low net charge - offs and strong asset quality resulting from conservative and proactive credit culture ▪ ACL level of 1.28%; future provisioning based on loan growth, economic environment and asset quality changes ▪ Diversified commercial loan portfolio and geographic footprint ▪ Disciplined loan growth strategy, concentration management, stress testing and exception tracking and monitoring ▪ Well - defined loan approval levels ▪ Centralized risk rating and monitoring of risk rating migration and delinquency trends ▪ Robust annual third - party loan review ▪ Maintaining an asset sensitive balance sheet and positioning to a neutral position ▪ Limiting longer - term investment exposure and actively managing loan and deposit terms and pricing ▪ Focused on capturing core, low - cost deposits ▪ Monitoring dynamic and static rate ramp scenarios ▪ Board regularly briefed on cyber - security matters ▪ Robust information security training programs for associates and Board ▪ Regular third - party review and testing of information security, compliance processes and cybersecurity controls ▪ No security breaches to - date ▪ Adaptive fraud detection and management ▪ Strong capital levels well above regulatory “well - capitalized” definition ▪ Conservative dividend payout policy to improve TCE and maintain capital during uncertain economic and political environment ▪ Capital stress tests indicate Bank is well positioned to absorb potential losses ▪ Stock repurchase program approved by board and executed with shareholder in mind ▪ Loan to deposit ratio of 89% ▪ Liquidity contingency plan in place and funds position monitored daily; time sequence liquidity monitoring ▪ Liquidity stress testing performed quarterly with strong liquidity under various scenarios ▪ Available borrowing capacity of $485 million through tested correspondent lines of credit, FHLB and Federal Reserve ▪ Strong, stable low - cost core deposit franchise of 88% of total deposit portfolio Cyber - Security & Fraud Monitoring Asset Quality Capital Liquidity Management Interest Rate Sensitivity

9 Strategic Pillars & Key Objectives Culture & Human Capital ▪ Attract and hire passionate, diverse talent to engage with clients and prospects across broader geographics. ▪ Drive associate retention and foster career development through mentoring initiatives, leadership programs, and educational opportunities. ▪ Expand associate engagement , cross - functional collaboration , and communication . ▪ Enhance succession plan by fostering forward - thinking strategies that promote innovation and long - term growth. Product & Service Revenue Diversification ▪ Increase non - interest income as a percentage of revenue to reduce dependence on net interest margin. ▪ Expand business development training and outreach efforts to drive strategic sales growth and deepen community - oriented business owner relationships . ▪ Revamp customer segmentation to focus on expanding product and service utilization by the existing customer base. ▪ Improve brand awareness in growth markets. Resource Optimization ▪ Optimize balance sheet mix to maximize profitability. ▪ Expand net interest margin through a disciplined approach to loan and deposit portfolio repricing. ▪ Effectively manage Capital through repurchase opportunities and effective investor communication. ▪ Improve efficiency by utilizing technology, leveraging data, artificial intelligence, and digital alternatives. ▪ Reduce monetary loss and administrative costs associated with cyber security and fraud. ▪ Allocate resources to enhance market share and execute tactics to optimize geographic presence. ▪ Cultivate relationships for potential future bank and wealth expansion. Effective use of technology, marketing and communications, and environmental focus underlies all strategic priorities.

10 $6.9 Million Net Income (1) $1.07 Diluted EPS (1) 1.35% * ROAA (1) 14.93 * ROATCE (1) 3.69% NIM Third Quarter Financial Highlights ▪ Total assets increased $16.5 million compared to June 30, 2025 ▪ Consolidated net income (1) of $ 6.9 million in 3Q25 compared to $5.8 million in 3Q24 and $6.0 million in linked quarter; pre - provision net revenue of $9.8 million compared to $8.0 million and $8.8, respectively ▪ Net interest income, on a non - GAAP, FTE basis* increased by $0.7 million in 3Q25 compared to 2Q25 driven by increased interest income and stable interest expense ▪ Asset quality remains stable with the ratio of the allowance for credit losses (“ACL”) to loans outstanding at 1.28% in 3Q25 and 1.27% in the linked quarter ▪ Efficiency ratio of 56.97% (1) for the third quarter of 2025 compared to 59.39% for the linked quarter; primarily attributable to stable non - interest expense, increased net interest income and increased non - interest income related to gains on sale of investments and the receipt of incentives on check fees (1) See Appendix for a reconciliation of these non - GAAP financial measures * 3Q2025 Annualized

11 $18.7 Million Net Income (1) $2.88 Diluted EPS (1) 1.24% * ROAA (1) 14.09 * ROATCE (1) 3.64% NIM Year to Date Financial Highlights ▪ Total assets increased $51.0 million compared to December 31, 2024 ▪ Consolidated net income (1) of $18.7 million in first nine months of 2025 compared to $14.8 million in first nine months of 2024; pre - provision net revenue of $26.9 million compared to $22.1 million, respectively ▪ Net interest income, on a non - GAAP, FTE basis* increased by $5.8 million in first nine months of 2025 compared to the first nine months of 2024 driven by increased interest income and stable interest expense ▪ Asset quality remains stable with the ratio of the allowance for credit losses (“ACL”) to loans outstanding at 1.28% at September 30, 2025 and 1.27% at June 30, 2025 ▪ Efficiency ratio of 58.73% (1) for the first nine months of 2025 compared to 63.47% for the first nine months of 2024; improvement in ratio is primarily attributable to increased net interest income, increased non - interest income, slightly offset by increased non - interest expense (1) See Appendix for a reconciliation of these non - GAAP financial measures * 3Q2025 Annualized

12 Long - Term Growth Pre - Provision Net Revenue ($ in millions) (1) $30.8 $32.5 $25.9 $30.7 $26.9 2021 2022 2023 2024 3Q2025 (1) See Appendix for a reconciliation of these non - GAAP financial measures $3.54 $3.76 $2.80 $3.21 $2.88 2021 2022 2023 2024 3Q2025 Diluted Earnings per Share (1) Total Deposits ($ in millions) $1,469 $1,571 $1,551 $1,575 $1,679 2021 2022 2023 2024 3Q2025 Total Gross Loans, including PPP ($ in millions) $1,154 $1,279 $1,407 $1,481 $1,497 2021 2022 2023 2024 3Q2025 $114 PPP $8 PPP

13 Solid Profitability (1) See Appendix for a reconciliation of these non - GAAP financial measures Long - term Strategic Target 13% - 15% Long - term Strategic Target 1.25% - 1.60% Core ROAA (non - GAAP (1) ) Core ROATCE (non - GAAP (1) ) 1.35% 1.39% 0.97% 1.08% 1.24% 2021 2022 2023 2024 3Q2025 19.78% 19.94% 12.92% 13.35% 14.09% 2021 2022 2023 2024 3Q2025

14 Total 1 - 4 Family 35% CRE - NOO 21% C&I 19% CRE - OO 13% C&D 6% Consumer 3% Multi - family 3% Loan Diversification Loan Portfolio Mix (09/30/2025) RE/Rental/Leasing NOO 23% RE/Rental/ Leasing OO, C&I 18% All Other 18% Accommodations 12% Services 7% RE/Rental/Leasing Multifamily 4% Trade 5% Construction - Developers 2% Health Care / Social Assistance 5% RE/Rental/Leasing - Developers 3% Construction - All Other 3% Commercial Loan Mix (09/30/2025)

15 Commercial Industry Mix by Origination Year Commercial Industry Mix by Origination Prior to 2000 2000 - 2005 2006 - 2010 2011 - 2015 2016 - 2020 2021 - Current Total RE / Rental / Leasing - NOO - 191,632 117,938 5,965,518 71,127,201 153,046,559 230,448,848$ RE / Rental / Leasing - OO, C&I - 11,721 569,026 8,280,759 40,566,183 131,856,422 181,284,111 RE / Rental / Leasing - Multifamily - - 1,583,398 8,331,965 10,057,477 24,253,612 44,226,452 RE / Rental / Leasing - Developers - - 70,809 - 1,337,500 27,171,105 28,579,414 Construction - All Other 31,467 8,500 57,930 1,648,895 7,609,190 19,426,138 28,782,120 Construction - Developers - - 2,030,092 62,628 371,741 18,721,505 21,185,966 Accommodations - - 3,274,810 9,577,527 40,562,904 28,663,433 82,078,674 Services - 1,853,225 328,299 8,263,292 10,391,032 45,336,419 66,172,267 Health Care / Social Assistance - - 708,611 1,516,801 6,960,275 44,141,545 53,327,232 Trade - 84,078 70,484 1,080,420 8,114,418 38,033,596 47,382,996 All Other 83,145 261,740 342,916 607,114 36,363,380 137,327,730 174,986,025 Totals 114,612$ 2,410,896$ 9,154,313$ 45,334,919$ 233,461,301$ 667,978,064$ 958,454,105$

16 Commercial Real Estate Focus on risk mitigation and managing of concentrations ▪ CRE / Total Capital: 233% ▪ ADC / Total Capital: 39% * There are no office buildings located in metropolitan markets or over four stories. ** There are no major/big box retail tenants. OFFICE* Geography Note Book Balance Number of loans Avg Loan Balance Note Book Balance Number of loans Avg Loan Balance Note Book Balance Number of loans Avg Loan Balance Central 12,262,623$ 31 395,568$ 6,111,340$ 6 1,018,557$ 18,373,962$ 37 496,594$ East 7,589,793$ 13 583,830$ 27,876,678$ 13 2,144,360$ 35,466,471$ 26 1,364,095$ OOM 976,231$ 1 976,231$ 66,053$ 1 66,053$ 1,042,284$ 2 521,142$ West 5,417,055$ 18 300,948$ 36,463,681$ 14 2,604,549$ 41,880,736$ 32 1,308,773$ Grand Total 26,245,702$ 63 416,598$ 70,517,751$ 34 2,074,051$ 96,763,453$ 97 997,561$ % of Gross Loans 1.75% 4.71% 6.46% % of CRE 4.73% 12.72% 17.45% RETAIL** Geography Note Book Balance Number of loans Avg Loan Balance Note Book Balance Number of loans Avg Loan Balance Note Book Balance Number of loans Avg Loan Balance Central 8,933,253$ 19 470,171$ 387,063$ 4 96,766$ 9,320,316$ 23 405,231$ East 7,896,735$ 10 789,674$ 35,372,008$ 7 5,053,144$ 43,268,743$ 17 2,545,220$ OOM 2,647,859$ 2 1,323,929$ 11,117,848$ 3 3,705,949$ 13,765,707$ 5 2,753,141$ West 2,251,208$ 3 750,403$ 16,619,412$ 13 1,278,416$ 18,870,620$ 16 1,179,414$ Grand Total 21,729,055$ 34 639,090$ 63,496,330$ 27 2,351,716$ 85,225,385$ 61 1,397,137$ % of Gross Loans 1.45% 4.24% 5.69% % of CRE 3.92% 11.45% 15.37% CRE - Owner Occupied CRE - Non-Owner Occupied Total CRE - Owner Occupied CRE - Non-Owner Occupied Total

17 Variable Rate Loans and Repricing * Includes personal lines of credit and home equity lines Loan Type Reprices Monthly % to Total Type Repricing Repricing 2025 % to Total Type Repricing Repricing 2026 % to Total Type Repricing Repricing 2027 + % to Total Type Repricing Grand Total Commercial Loans 39,583,668$ 17.3% 16,712,560$ 62.9% 21,287,303$ 42.2% 88,161,349$ 25.6% 165,744,880$ Commercial Lines of Credit 91,038,522 39.8% - 0.0% - 0.0% 379,999 0.1% 91,418,521 Commercial Floor Plans 34,671,076 15.2% - 0.0% - 0.0% - 0.0% 34,671,076 Mortgage - 0.0% 9,874,156 37.1% 29,119,638 57.8% 255,814,964 74.3% 294,808,758 Home Equity Lines (no Locks) 9,665,902 4.2% - 0.0% - 0.0% - 0.0% 9,665,902 Other Consumer Lines* 53,843,096 23.5% - 0.0% - 0.0% - 0.0% 53,843,096 Totals 228,802,264$ 100.0% 26,586,716$ 100.0% 50,406,941$ 100.0% 344,356,312$ 100.0% 650,152,233$

18 Credit Quality ALL / ACL Trends (Net Charge - Offs)/Average Loans Nonaccrual Loans / Total Loans NPAs / Total Assets 0.21% 0.27% 0.28% 0.33% 0.26% 2021 2022 2023 2024 3Q2025 0.60% 0.46% 0.48% 0.59% 0.51% 2021 2022 2023 2024 3Q2025 1.38% 1.14% 1.24% 1.23% 1.28% 2021 2022 2023 2024 3Q2025 - 0.02% --- - 0.06% - 0.07% - 0.16% - 0.08% 2021 2022 2023 2024 3Q2025

19 Investment Portfolio Duration Book Yield Portfolio % Par (000s) Sector 6.17 2.30% 26% 73,388 Treasury/Agency 5.13 1.82 2.74% 5.09% 19% 1% 52,582 3,286 Fixed MBS Floating MBS 6.19 2.37% 28% 79,559 CMO 6.68 4.76% 5% 13,252 Municipal 1.31 5.40% 0% 1,000 Corporate 4.18 2.21% 21% 59,943 Other 5.53 2.54% 100.0 $283,010 TOTAL Ratings: 100% of municipal holdings are rated A or better* $283.0 Million Thereafter 2029 2028 2027 2026 2025 Year $183,935 $15,975 $18,276 $33,181 $25,083 $6,434 Annual Cashflow ($000’s) Base Case Portfolio Total Cashflow Treasury/ Agency CMO Fixed MBS Other Municipal Corporate The Other category above of $59.0 million includes agency backed multi - family, commercial mortgage - backed securities. Trust Preferred securities are not included in total above. Floating MBS

20 Shocked Investment Portfolio Unrealized Gains / Losses Capital Impact Up300 Up200 Up100 BaseCase Dn100 Dn200 Dn300 Intent - 27,320 - 23,279 - 18,864 - 14,587 - 10,472 - 6,562 - 2,722 AFS - 49,385 - 41,317 - 32,762 - 23,790 - 14,712 - 5,451 4,063 HTM - 76,705 - 64,596 - 51,626 - 38,377 - 25,184 - 12,013 1,341 Total Corp Excess Above Well - Capitalized (After Proforma Sale) Regulatory Well - Capitalized Thresholds Federal Reserve Minimum RBC Thresholds Bank Difference Bank Pro - Forma AFS + HTM Sale Bank As Reported Corp Difference Corp Pro - Forma AFS + HTM Sale Corp As Reported (33,889) 184,994 218,883 (33,889) 211,946 245,835 Tier 1 Capital (37,015) 203,373 238,204 (34,831) 230,726 265,557 Total Risk Based Capital (RBC) 5.62% 6.50% 4.50% (1.57%) 12.60% 14.17% (1.56%) 12.12% 13.68% CET 1 Ratio 6.12% 8.00% 6.00% (1.57%) 12.60% 14.17% (1.47%) 14.12% 15.59% Tier 1 Ratio 5.37% 10.00% 8.00% (1.57%) 13.85% 15.42% (1.46%) 15.37% 16.84% Total RBC Ratio 5.43% 5.00% 4.00% (1.69%) 9.22% 10.91% (1.67%) 10.43% 12.10% Leverage Ratio Locally held TIF bonds of $1.5 million and Trust Preferred securities of $18.7 million have been excluded from the sale impac t

21 Deposits 34% 32% 28% 27% 26% 16% 23% 23% 25% 23% 39% 36% 37% 39% 39% 11% 8% 10% 9% 9% 0% 0% 2% 0% 3% 2021 2022 2023 2024 3Q2025 NIB Demand IB Demand MMA & Savings CDs - Retail CDs - Brokered $1.57 $1.42 $1.68 $1.57 $1.58 Deposit Composition ($ in billions as of 09/30/2025) 79% 81% 9 1% 94% 89% Loan to Deposit Ratio 2021 2022 2023 2024 3Q2025 Deposit levels relatively flat due to fierce competition for deposits and recent inflationary spending by consumers, businesses and municipalities. % Balance Deposit Type 75% $1,252,206,259 Insured Deposits 19% $329,542,447 Uninsured – Uncollateralized Deposits 5% $97,153,357 Uninsured - Collateralized Deposits % Balance (MMs) Deposit Type 48% $798,522,112 Retail Deposits 52% $880,379,952 Business Deposits

22 Funding 45% 46% 3% 6% Brokered Deposits Commercial Deposits Retail Deposits Borrowings Funding Mix Brokered/FHLB Maturities $25.0 $40.0 $25.0 $25.0 July 2026 March 2026 March 2026 January 2026 Dollars (in millions) FHLB Advance Federal Home Loan Bank Brokered CD 4.23% Brokered CD 4.22% 3.83% Brokered CD Federal Home Loan Bank 3.83% Fully repaid $25.0 million FHLB advance at maturity September 2025.

23 Net Interest Margin (1) See Appendix for a reconciliation of these non - GAAP financial measures 3.63% 3.85% 4.63% 5.17% 5.42% 0.51% 0.44% 1.92% 2.51% 2.44% 3.28% 3.56% 3.26% 3.38% 3.64% 0.24% 0.21% 1.16% 1.68% 1.24% 0.1% 1.1% 2.1% 3.1% 4.1% 5.1% 2021 2022 2023 2024 3Q2025 Yield on Earning Assets Cost of Interest-bearing Liabilities Net Interest Margin Cost of Deposits

24 Diversified Fee Income (1) See Appendix for a reconciliation of these non - GAAP financial measures Composition 54% Trust and Brokerage 15% Service Charges 1% Net Gain on Loan Sales 22% Debit Card Income 7% Bank - owned Life Insurance 1% Other Noninterest Income Non - Interest Income Mix 3Q2025 Trust & Brokerage Assets Under Management (MMs) ▪ First United’s non - interest income (1) comprised 23% of operating revenue as of September 30, 2025 ▪ Fee - based business provides stable growth, and a diversified revenue stream not directly tied to interest rates, as well as opportunities to build client relationships ▪ First United’s diverse array of products provides opportunities to fully engage with customers and produce stable increases to earnings $1,482 $1,359 $1,532 $1,677 $1,809 2021 2022 2023 2024 3Q2025

25 Committed to Efficiency & Innovation (1) See Appendix for a reconciliation of these non - GAAP financial measures Efficient operational platforms and fraud protection ▪ CardSuite Pro Premium Debit Card Fraud ▪ Better Customer Segmentation with complete picture of customer data ▪ ProfitStars forecasting model ▪ Automated Loan Booking ▪ Vericast Consumer Loan Lead Generator ▪ Project Management Enhancements ▪ AI Innovation Initiative ▪ U1 - Connect Customer Relationship Management Software Efficiency Ratio (1) Strategic Target 53% - 58% FinTech Investments ▪ Identity and Access Management ▪ FinTech Funds Solutions for a seamless and secure client experience: ▪ Zelle for Your Business ▪ Improved Customer Journey through Data Analytics ▪ New commercial loan software ▪ Consumer Online and Mobile Banking Digital Platform Upgrade ▪ Business Online and Mobile Banking Digital Platform Upgrade ▪ Check Fraud Prevention Solution Decrease in 3Q2025 due primarily to increased net interest income, increased non - interest income and controlled expenses. 57.5% 56.4% 65.1% 61.3% 58.7% 2021 2022 2023 2024 3Q2025

26 Liquidity Position Net Availability ($ in thousands) Amount Used ($ in thousands) Amount Available ($ in thousands) Liquidity Sources (09/30/2025) Internal Sources $72,042 $72,042 Excess Cash $21,119 $21,119 Unpledged Securities (BV) External Sources $84,544 $84,544 Federal Reserve (Discount Window) $140,000 $260,837 $71,921 $140,000 $332,758 Correspondent Unsecured Lines of Credit FHLB $578,542 $71,921 $650,463 Total Funding Sources

27 Interest Rate Risk (1) Standard Model Assumptions Interest Rate Risk Sensitivity ▪ The Bank’s interest rate risk position is stress tested under three interest rate ramp scenarios to determine the impact on net interest income, net income and capital under dynamic and static balance sheet conditions. ▪ The Bank’s net interest income position is in a slightly asset sensitive position. ▪ The Bank’s largest risk from an interest rate risk perspective is falling rate scenarios but positioning towards neutral. ▪ Assumptions regarding offering rates, loan and investment prepayment speeds, beta and decay rates are reviewed and adjusted on a quarterly basis. Management Outlook & Strategy ▪ Disciplined loan pricing ▪ Manage deposit pricing on relationship and exception basis ▪ Deposit acquisition through short - term CD promotions and adjustable - rate money market products for businesses, municipalities and consumers ▪ Actively reducing deposit rates concurrent with market adjustments ▪ Alternative funding maturities o $25 million Brokered CDs maturing January 2026 o $25 million FHLB advance maturing March 2026 o $40 million FHLB advance maturing March 2026 o $25 million Brokered CDs maturing July 2026 +400 +300 +200 +100 Flat - 100 - 200 - 300 - 400 8.2% 7.8% 6.3% 3.6% (4.3%) (8.3%) (12.7%) (17.8%) Net Interest Income (09/30/25) 9.0% 8.3% 6.7% 3.7% (4.5%) (8.3%) (12.6%) (17.8%) Net Interest Income (06/30/25) (19.2%) (12.8%) (7.3%) (2.8%) 0.8% (1.2%) (6.0%) (13.5%) EVE (06/30/25) 12 Month Sensitivity Shock

28 Capital Management CET1 Ratio Leverage Ratio Tier 1 Ratio Total Risk - Based Capital Ratio Regulatory Well - Capitalized 10% 5% 8% 6.5% 14.64% 15.06% 14.42% 14.70% 15.59% 2021 2022 2023 2024 3Q2025 15.89% 16.12% 15.64% 15.92% 16.84% 2021 2022 2023 2024 3Q2025 10.80% 11.46% 11.30% 11.88% 12.10% 2021 2022 2023 2024 3Q2025 12.50% 12.96% 12.44% 12.79% 13.68% 2021 2022 2023 2024 3Q2025 Strong capital levels allowing for continued growth.

29 Capital Management Tangible Book Value / Share TCE Ratio $19.61 $20.90 $22.56 $25.89 $28.87 2021 2022 2023 2024 3Q2025 7.56% 7.59% 7.91% 8.54% 9.32% 2021 2022 2023 2024 3Q2025

30 Strategic Targets Long Term Strategic Target Range (*) Non - GAAP 12/31/2024 Actual 12/31/2024 Non - GAAP 12/31/2023 Actual 12/31/2023 Metric 8% - 12% 15% 41% - 26% (1) - 40% EPS Growth (YoY) Strong Shareholder Return 20% - 25% 27.0% 27.0% 34.6% 34.6% Dividend Payout Ratio 1.25% - 1.45% 1.08% 1.06% 0.97% (1) 0.78% ROAA 13% - 15% 13.35% 13.08% 12.92% (1) 10.51% ROATCE 8% - 10% 8.54% 8.54% 7.91% 7.91% TCE Ratio 6% - 8% 12% 12% 0.0% 0.0% Revenue Growth (YoY) High Quality, Diversified Revenue Stream 21% - 23% 24.8% 24.8% 24.8% 24.8% Non - Int Inc / Revenue 3.5% - 3.8% 3.38% 3.38% 3.26% 3.26% N IM 7% - 10% 5.3% 5.3% 9.9% 9.9% % Loan Growth Balance Sheet Growth 75% - 80% 75% 75% 74% 74% Loans / Assets 90% - 95% 94% 94% 91% 91% Loans / Deposits 55% - 60% 61.31% 61.31% 65.1% (1) 65.1% (1) Efficiency Ratio (adjusted for non - core items) Highly Efficient Operations 0.50% - 1.00% 0.33% 0.33% 0.32% 0.32% NPLs / Loans Robust Risk Enterprise Management 0.10% - 0.50% - 0.16% - 0.16% - 0.07% - 0.07% Net Charge Offs / Avg. Total Loans (*) Targets reviewed on an annual basis – Revised July 2025 (1) See Appendix for a reconciliation of these non - GAAP financial measures

Strong Investor Relations & Shareholder Engagement Members of the Board and senior management routinely engage with shareholders and other stakeholders, and management regularly updates the Board in the context of ongoing investor discussions. These engagements help the Board and management gather feedback on a variety of topics, including strategic and financial performance, executive compensation, Board composition, and leadership structure. Clear long - term strategic plan with performance targets x Dedicated Investor Relations contact x Investor conferences and prospective investor engagement x Investor presentations and periodic outreach to institutional and retail shareholders x How to contact your Board: Shareholders and interested parties wishing to contact our Board may send a letter to First United Corporation Board of Direc tor s, c/o Tonya K. Sturm, Secretary, First United Corporation, 19 South Second Street, Oakland, Maryland, 21550 - 0009 or by e - mail at tsturm@mybank.com. The Secretary will deliver all shareholder communications directly to the Board for consideration. 31

32 32 I. II. III. Management Team Board of Directors Non - GAAP Reconciliation Pg. 33 Pg. 34 Pg. 38 Appendices

33 33 Management Team Carissa L. Rodeheaver Chairman of the Board, President & CEO 33+ years career with First United with in - depth industry, wealth management, financial and operational experience Jason B. Rush SVP & Chief Operating Officer 30+ years with in - depth industry, retail, risk and compliance and operations experience Tonya K. Sturm SVP & Chief Financial Officer, Corp. Secretary & Treasurer 35+ years of banking, audit, credit, retail, risk and compliance and financial and operational experience R.L. Fisher SVP & Chief Revenue Officer 25+years with in - depth industry, retail, commercial and mortgage banking experience Keith R. Sanders SVP & Chief Wealth Officer 30+ years specializing in wealth management, estate planning, trust administration and financial planning Our leadership team reflects the diversity of thought from the communities we serve, executes on our strategy and drives shareholder returns. Julie W. Peterson SVP & Chief Credit Officer 30+ years with in - depth industry, commercial banking, and credit experience

34 34 34 John F. Barr Independent Director Chairman of the Board, Ellsworth Electric, Inc. Sanu Chadha Independent Director Managing Partner, M&S Consulting Christy DiPietro Independent Director, Audit Chair Chartered Financial Analyst, Hidden Cove Advisory Patricia Milon Independent Director Principal, Milford Advisory Group, LLC I. Robert Rudy Independent Director President, I.R. Rudy’s, Inc. H. Andrew Walls, III Independent Director President, MPB Print & Sign Superstore Member, MEGBA, LLC Beth E. Moran Independent Director, The Law Offices of Beth E. Moran Brian Boal Lead Independent Director, Nomination & Governance Chair Boal & Associates, PC Carissa L. Rodeheaver Chairman of the Board, President & CEO First United Corporation and First United Bank & Trust Board of Directors Kevin Hessler Independent Director , Principal, LSWG, Inc. First United's Board of Directors represents individuals with varied backgrounds and viewpoints, contributing to its well - rounded leadership and governance structure.

Board of Directors Thoughtful Evaluation and Evolution Our Board is comprised of a diverse group of directors who bring a variety of perspectives, experience, and characteristics to First United. Board Composition 90% of our directors are independent Our Nominating and Governance Committee is responsible for determining directorship criteria, identifying and evaluating candidates for the Board, and regularly assessing the Board’s governance practices. x 100% Independent Board Committees x Majority Voting Standard for Director Elections x Annual Committee and Self - Evaluations x Balanced Tenure, with four directors added in the past four years x Retirement policy, at the age of 75 x Routine shareholder & stakeholder engagement 0 - 5 5 - 10 10+ TENURE 45 - 53 54 - 62 62+ AGE 35

36 Board of Directors The First United board of directors brings a diverse range of skills, experiences, and backgrounds to the work of overseeing ris k and strategy. With experience in fields such as banking, government, accounting, investing, project management, technology, and a range of local entrepreneuri al businesses, they apply these diverse backgrounds to their work on behalf of our shareholders. Director Skills Matrix Walls Rudy Rodeheaver Moran Milon Hessler 1 DiPietro 1 Chadha Boal 1 Barr x x x x x x x Executive Leadership x x x Public Company Board Experience x x Information Technology x x x x x x Financial Services/ Banking x x x x Asset Management x x x Brokerage/ Investment Banking x x x x x x x x x x Strategic Planning x x x x Accounting/Finance x x x x Regulatory x x x x x x x x Risk Management x x Legal Expertise x x x x x x Governance Board Tenure and Age 19 32 12 2 5 1 4 4 11 11 Tenure 64 72 59 61 62 68 63 48 52 71 Age 1 Qualifies as a Financial Expert for proxy purposes. Brokered CD

37 Continuous Progress We continue to advance our Governance profile over time, recognizing the importance of our key stakeholders – including our customers and our communities – to our business. Over the past few years, we have implemented several important enhancements to align our Governance profile with our long - term investors’ expectations for best - in - class corporate governance. x Enhanced structure to more strongly align pay and performance Compensation Governance x Revised stock ownership guidelines for Directors and Executives x Declassified the Board of Directors Adopted Proxy Access x Shareholder access to change By - laws x Management majority vote proposal received strong shareholder support (albeit short of super - majority threshold needed) x Ongoing Board refreshment x Adopted right to call a special meeting. x Adopted mandatory director retirement policy x Adopted plurality voting standard for contested director elections x Enhanced shareholder engagement program x Modernized NGC Charter x Formalized LID role & responsibilities

38 This presentation includes certain non - GAAP financial measures, including pre - provision net revenue, net income, earnings per share (basic and diluted), return on average assets, return on average tangible common equity, tangible common equity, tangible assets, the ratio of tangible common equity to tangible assets, tangible book value per share, net interest margin, and efficiency ratio . These non - GAAP financial measures and any other non - GAAP financial measures that are discussed in this presentation should not be considered in isolation, and should be considered as additions to, and not substitutes for or superior to, measures of financial performance prepared in accordance with GAAP . There are a number of limitations related to the use of these non - GAAP financial measures versus their nearest GAAP equivalents . For example, other companies may calculate non - GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of the Company’s non - GAAP financial measures as tools for comparison . The following is a reconciliation of the non - GAAP financial measures used in (or conveyed orally during) this presentation to their most directly comparable GAAP financial measures . Non - GAAP Reconciliation ($000s, except where otherwise noted) YTD 2021 2022 2023 2024 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 9/30/2025 Pre-Provision Net Revenue ("PPNR") Pre-tax income, as reported 26,309$ 33,181$ 19,476$ 27,229$ 4,860$ 6,521$ 7,703$ 8,145$ 7,698$ 7,958$ 9,242$ 24,898$ Add back: Provision expense (817) (643) 1,619 2,933 946 1,192 266 529 656 860 510 2,026 Add back: FHLB penalty, gross 2,368 - - - - - - - - - - - Add back: Contribution 1,000 - - - - - - - - - - - Add back: Insurance reimbursement (1,375) - - - - - - - - - - - Add back: Settlement expense, gross 3,300 - - - - - - - - - - - Add back: Securities loss 4,214 - - - - - - - - - Add back: Branch closure expenses 623 562 562 - - - - - - - Pre-Provision Net Revenue, as adjusted 30,785$ 32,538$ 25,932$ 30,724$ 6,368$ 7,713$ 7,969$ 8,674$ 8,354$ 8,818$ 9,752$ 26,924$ Net Income Net income, as reported 19,770$ 25,048$ 15,060$ 20,568$ 3,698$ 4,914$ 5,770$ 6,186$ 5,806$ 5,984$ 6,948$ 18,738$ Less: Preferred stock dividends - - - - - - - - - - - -$ Net income, available to common shareholders,as reported (a) 19,770$ 25,048$ 15,060$ 20,568$ 3,698$ 4,914$ 5,770$ 6,186$ 5,806$ 5,984$ 6,948$ 18,738$ Add back: FHLB penalty, net of tax 1,790 - - - - - - - - - - - Add back: Contribution, net of tax 770 - - - - - - - - - - - Add back: Insurance reimbursement, net of tax (1,059) - - - - - - - - - - - Add back: Settlement expense, net of tax 2,565 - - - - - - - - - - - Add back: Securities loss 3,259 - - - - - - - - - Add back: Branch closure expenses 482 425 425 - - - - - - - Net income, as adjusted (b) 23,836$ 25,048$ 18,801$ 20,993$ 4,123$ 4,914$ 5,770$ 6,186$ 5,806$ 5,984$ 6,948$ 18,738$

39 Non - GAAP Reconciliation , continued ($000s, except where otherwise noted) YTD 2021 2022 2023 2024 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 9/30/2025 Weighted Average Common shares - basic (actual) (d) 6,710,463 6,649,740 6,685,676 6,527,077 6,643,898 6,526,553 6,467,597 6,470,259 6,474,368 6,489,245 6,496,122 6,486,579 Weighted Average Common shares - diluted (actual) (e) 6,716,587 6,661,055 6,701,243 6,539,521 6,655,637 6,536,546 6,481,620 6,484,282 6,489,990 6,505,753 6,508,004 6,501,249 Earnings Per Share - Basic Earnings Per Share - Basic, as reported (a)/(d) 2.95$ 3.77$ 2.25$ 3.15$ 0.56$ 0.75$ 0.89$ 0.95$ 0.90$ 0.92$ 1.07$ 2.89$ Add back: FHLB penalty, net of tax 0.27 - - - - - - - - - - - Add back: Contribution, net of tax 0.12 - - - - - - - - - - - Add back: Insurance reimbursement, net of tax (0.16) - - - - - - - - - - - Add back: Settlement expense, net of tax 0.37 - - - - - - - - - - - Add back: Securities loss 0.49 - - - - - - - - - Add back: Branch closure expenses 0.07 0.06 0.06 - - - - - - - Earnings Per Share - Basic, as adjusted (b)/(d) 3.54$ 3.77$ 2.81$ 3.21$ 0.62$ 0.75$ 0.89$ 0.95$ 0.90$ 0.92$ 1.07$ 2.89$ Earnings Per Share - Diluted Earnings Per Share - Diluted, as reported (a)/(e) 2.95$ 3.76$ 2.24$ 3.15$ 0.56$ 0.75$ 0.89$ 0.95$ 0.89$ 0.92$ 1.07$ 2.88$ Add back: FHLB penalty, net of tax 0.27 - - - - - - - - - - - Add back: Contribution, net of tax 0.12 - - - - - - - - - - - Add back: Insurance reimbursement, net of tax (0.16) - - - - - - - - - - - Add back: Settlement expense, net of tax 0.37 - - - - - - - - - - - Add back: Securities loss 0.49 - - - - - - - - - Add back: Branch closure expenses 0.07 0.06 0.06 - - - - - - - Earnings Per Share - Diluted, as adjusted (b)/(e) 3.54$ 3.76$ 2.80$ 3.21$ 0.62$ 0.75$ 0.89$ 0.95$ 0.89$ 0.92$ 1.07$ 2.88$

40 Non - GAAP Reconciliation , continued ($000s, except where otherwise noted) YTD 2021 2022 2023 2024 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 9/30/2025 Return on Average Assets (quarter and YTD annualized) Average Assets ( c) 1,765,148$ 1,801,711$ 1,924,119$ 1,946,724$ 1,958,684$ 1,933,390$ 1,912,887$ 1,944,571$ 1,976,702$ 1,997,750$ 2,042,751$ 2,013,554$ Return on Average Assets, as reported (a)/(c) 1.12% 1.39% 0.78% 1.06% 0.76% 1.02% 1.20% 1.27% 1.19% 1.20% 1.35% 1.24% Add back: FHLB penalty, net of tax 0.10% 0.00% 0.00% 0.00% - - - - - - - - Add back: Contribution, net of tax 0.04% 0.00% 0.00% 0.00% - - - - - - - - Add back: Insurance reimbursement, net of tax -0.06% 0.00% 0.00% 0.00% - - - - - - - - Add back: Settlement expense, net of tax 0.15% 0.00% 0.00% 0.00% - - - - - - - - Add back: Securities loss 0.17% 0.00% - - - - - - - - Add back: Branch closure expenses 0.02% 0.02% 0.09% - - - - - - - Return on Average Assets, as adjusted (b)/(c) 1.35% 1.39% 0.97% 1.09% 0.85% 1.02% 1.20% 1.27% 1.19% 1.20% 1.35% 1.24% Return on Average Common Stockholders' Equity Return on Average Tangible Common Stockholders' Equity Average common stockholders' equity (f) 132,550$ 137,685$ 155,631$ 169,189$ 163,944$ 165,040$ 170,778$ 176,507$ 183,463$ 188,572$ 196,229$ 189,422$ Average common stockholders' equity, as adjusted 132,550 137,685 155,631 169,189 163,944 165,040 170,778 176,507 183,463 188,572 196,229 189,422 Less: Average goodwill and intangibles 11,004 12,043 12,279 11,949 12,071 11,991 11,907 11,827 11,745 11,662 11,580 11,662 Average tangible common equity (g) 121,546$ 125,642$ 143,352$ 157,240$ 151,873$ 153,049$ 158,871$ 164,680$ 171,718$ 176,910$ 184,649$ 177,760$ Return on average common stockholders' equity, as reported (a)/(f) 14.92% 18.19% 9.68% 12.16% 9.07% 11.98% 13.44% 13.94% 12.83% 12.73% 14.05% 13.23% Add back: FHLB penalty, net of tax 1.47% 0.00% 0.00% 0.00% - - - - - - - - Add back: Contribution 0.63% 0.00% 0.00% 0.00% - - - - - - - - Add back: Insurance reimbursement -1.15% 0.00% 0.00% 0.00% - - - - - - - - Add back: Settlement expense, net of tax 2.11% 0.00% 0.00% 0.00% - - - - - - - - Add back: Securities loss 2.10% 0.00% - - - - - - - - Add back: Branch closure expenses 0.31% 0.25% 1.04% - - - - - - - Return on average common stockholders' equity, as adjusted (b)/(f) 17.98% 18.19% 12.09% 12.41% 10.11% 11.98% 13.44% 13.94% 12.83% 12.73% 14.05% 13.23% Return on average tangible common equity, as reported (a)/(g) 16.27% 19.94% 10.51% 13.08% 9.79% 12.91% 14.45% 14.94% 13.71% 13.57% 14.93% 14.09% Add back: FHLB penalty, net of tax 1.47% 0.00% 0.00% 0.00% - - - - - - - - Add back: Contribution 0.63% 0.00% 0.00% 0.00% - - - - - - - - Add back: Insurance reimbursement -0.87% 0.00% 0.00% 0.00% - - - - - - - - Add back: Settlement expense, net of tax 2.11% 0.00% 0.00% 0.00% - - - - - - - - Add back: Securities loss 2.10% 0.00% - - - - - - - - Add back: Branch closure expenses 0.31% 0.27% 1.04% - - - - - - - Return on average tangible common equity, as adj (b)/(g) 19.61% 19.94% 12.92% 13.35% 10.83% 12.91% 14.45% 14.94% 13.71% 13.57% 14.93% 14.09%

41 Non - GAAP Reconciliation , continued ($000s, except where otherwise noted) YTD 2021 2022 2023 2024 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 9/30/2025 Tangible Book Value per Common Share Total common equity, as reported (h) 141,900$ 151,793$ 161,873$ 179,295$ 165,481$ 164,177$ 173,979$ 179,295$ 183,694$ 191,147$ 199,099$ 199,099$ Less: Goodwill and intangibles 12,052 12,433 12,103 11,773 12,021 11,938 11,856 11,773 11,691 11,609 11,526 11,526 Total tangible common equity (i) 129,848$ 139,360$ 149,770$ 167,522$ 153,460$ 152,239$ 162,123$ 167,522$ 172,003$ 179,538$ 187,573$ 187,573$ Common shares outstanding - basic (actual) (j) 6,620,955 6,666,428 6,639,888 6,471,096 6,648,645 6,465,601 6,468,625 6,471,096 6,478,634 6,494,611 6,496,908 6,496,908 Tangible book value per basic common share (i)/(j) 19.61$ 20.90$ 22.56$ 25.89$ 23.08$ 23.55$ 25.06$ 25.89$ 26.55$ 27.64$ 28.87$ 28.87$ Tangible common equity to tangible assets ("TCE Ratio") Total assets, as reported (k) 1,729,838 1,848,169 1,905,860 1,973,022 1,912,953 1,868,599 1,916,126 1,973,022 1,979,753 2,007,471 2,023,974 2,023,974 Less: Goodwill 12,052 12,433 12,103 11,773 12,021 11,938 11,856 11,773 11,691 11,609 11,526 11,526 Total tangible assets (l) 1,717,786$ 1,835,736$ 1,893,757$ 1,961,249$ 1,900,932$ 1,856,661$ 1,904,270$ 1,961,249$ 1,968,062$ 1,995,862$ 2,012,448$ 2,012,448$ Tangible common equity to tangible assets (k)/(l) 7.56% 7.59% 7.91% 8.54% 8.07% 8.20% 8.51% 8.54% 8.74% 9.00% 9.32% 9.32% Net interest margin (tax equivalent) Net interest income 52,542$ 57,631$ 56,869$ 59,981$ 13,812$ 15,239$ 15,229$ 15,701$ 16,017$ 16,707$ 17,403$ 50,127$ Tax equivalent adjustment 939 940 629 227 57 57 59 54 49 54 57 160$ Tax equivalent net interest income (m) 53,481$ 58,571$ 57,498$ 60,208$ 13,869$ 15,296$ 15,288$ 15,755$ 16,066$ 16,761$ 17,460$ 50,287$ Average earning assets (n) 1,629,299$ 1,647,151$ 1,766,240$ 1,782,241$ 1,787,955$ 1,763,917$ 1,757,184$ 1,800,332$ 1,829,989$ 1,841,112$ 1,876,730$ 1,848,057$ Net interest margin (tax equivalent) (m)/(n) 3.28% 3.56% 3.26% 3.38% 3.12% 3.49% 3.46% 3.48% 3.56% 3.65% 3.69% 3.64% Efficiency Ratio Noninterest expense, as reported 47,764$ 43,145$ 50,244$ 49,642$ 12,881$ 12,364$ 12,313$ 12,084$ 12,577$ 12,976$ 12,986$ 38,539$ Less: FHLB penalty, gross (2,368) - - - - - - - - - - - Less: Contribution (1,000) - - - - - - - - - - - Less: Settlement expense (3,300) - - - - - - - - - - - Less: Branch closure expenses 623 562 562 - - - - - - - Noninterest expense, adjusted (o) 41,096$ 43,145$ 49,621$ 49,080$ 12,319$ 12,364$ 12,313$ 12,084$ 12,577$ 12,976$ 12,986$ 38,539$ Net interest income 52,542$ 57,631$ 56,868$ 59,981$ 13,812$ 15,239$ 15,229$ 15,701$ 16,017$ 16,707$ 17,404$ 50,128$ Noninterest income 20,714 17,906 14,471 19,827 4,875 4,841 5,053 5,058 4,914 5,087 5,335 15,336 Less: Insurance reimbursement (1,375) - - - - - - - - - - - Less: Securities loss (4,214) - - - - - - - - - Tax equivalent adjustment 939 940 629 227 57 57 59 54 49 54 57 160 Total tax equivalent revenue (p) 72,820$ 76,477$ 76,182$ 80,035$ 18,744$ 20,137$ 20,341$ 20,813$ 20,980$ 21,848$ 22,796$ 65,624$ Efficiency ratio, as adjusted (o)/(p) 56.44% 56.41% 65.12% 61.31% 65.71% 61.39% 60.52% 58.05% 59.95% 59.39% 56.97% 58.73%